UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 16, 2006
Cameron International Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700,
Houston, Texas	77027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 713-513-3300
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Regulation FD Disclosure, Financial Statements and Exhibits
Item 7.01 Regulation FD Disclosure.
Cameron International Corporation (“Cameron”) has furnished this report to disclose, for Regulation FD purposes, that on November 16, 2006, it issued a press release announcing Cameron has been awarded a ten-year frame agreement by BP’s Deepwater Production Business Unit to provide subsea systems and related services to BP in the Gulf of Mexico. The press release is included as exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
99.1	Press Release issued by Cameron International Corporation, dated November 16, 2006.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cameron International Corporation
November 16, 2006	By:	William C. Lemmer
		Name:	William C. Lemmer
		Title:	Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description
99.1	Press Release of Cameron, dated November 16, 2006 — Cameron Selected for Ten-Year Gulf of Mexico Subsea Systems Frame Agreement